INCOME TAXES	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

15. INCOME TAXES

BVI

The Company is incorporated in the BVI. Under the current laws of the BVI, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to with holdings tax in the BVI.

Hong Kong

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the “Bill”) which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was announced on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD 2 million will be taxed at 16.5%. The Company’s Hong Kong subsidiaries did not have assessable profits that were derived in Hong Kong for the six months ended June 30, 2025 and 2024. Therefore, no Hong Kong profit tax has been provided for the six months ended June 30, 2025 and 2024.

PRC

The Company’s PRC subsidiaries are subject to the PRC Enterprise Income Tax Law (“EIT Law”) and are taxed at the statutory income tax rate of 25%, unless otherwise specified.

The components of the income tax provision are:

	As of
	June 30, 2025	June 30, 2024
Current	$(170,825)	$(289,039)
Deferred	-	-
Total income tax provision	$(170,825)	$(289,039)

The income tax provision is included in our consolidated statement of operations and comprehensive income.

The reconciliations of the statutory income tax rate and the Company’s effective income tax rate are as follows:

	For the six months ended June 30,
	2025	2024
Net income before provision for income taxes	$(2,451,344)	$(24,208)
PRC statutory tax rate	25%	25%
Income tax at statutory tax rate	(612,835)	(6,052)

Additional deduction for R&D expenses	(188,480)
Effect of preferential tax of PRC subsidiary	37,849
Changes in valuation allowance	5,360	167,204
Effect of income tax rate differences in jurisdictions other than mainland China	690,514	120,809
Tax effect of non-deductible items	238,417	7,078
Income tax expense	$170,825	$289,039
Effective tax rates	(7)%	(1194)%

The current PRC EIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside the PRC. A lower withholding tax rate will be applied if there is a tax treaty arrangement between the PRC and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by the PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of June 30, 2025 and December 31, 2024, the Company had not recorded any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Company intends to reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

As of June 30, 2025 and December 31, 2024, there was no tax effect of temporary difference under ASC Topic 740 “Accounting for Income Taxes” that gives rise to deferred tax asset and liability.

As of June 30, 2025 and December 31, 2024, the Company has net operating loss carried forward of $5,427 and $166,003.

Accounting for uncertainty tax position

The Company did not identify significant unrecognized tax benefits for the the six months ended June 30, 2025 and 2024. The Company did not incur any interest or penalties related to potential underpaid income tax expenses. In general, the PRC tax authority has up to five years to conduct examinations of the Company’s tax filings. Accordingly, the tax years from 2020 to 2024 of the Company’s PRC subsidiaries remain open to examination by the taxing jurisdictions. The Company does not expect that its assessment regarding unrecognized tax positions will materially change over the next 12 months.